Exhibit 99.1
1Q 2008 Earnings May 7, 2008

Net Income Before Special Items 1Q 2007 2Q 20007 3Q 2007 4Q 2007 1Q 2008 116 443 47 -40 -82 Income 1Q 2007 2Q 2007 3Q 2007 4Q 2007 1Q 2008 0.84 3.17 0.34 -0.29 -0.6 2003-2006 Average 16.84 22.47 20.05 16.33 EPS (Diluted) $ in millions, unless noted 1Q 2007 2Q 2007 3Q 2007 4Q 2007 1Q 2008 Refining 256 791 132 9 (87) Retail (11) (0) 4 (1) (28) Corporate and Unallocated (57) (62) (37) (57) (43) Interest and Financing Costs (17) (30) (28) (20) (27) Interest Income and Other 14 11 4 4 47* Net Income $ 116 $ 443 $ 47 $ (40) $ (82) EPS $ 0.84 $ 3.17 $ 0.34 $ (0.29) $ (0.60) * $45 million from the Trans-Alaskan Pipeline System settlement

2Q 2008 Guidance Pacific Northwest Mid- Pacific Mid-Continent California Throughput (MBPD) 175 - 180 75 - 80 115 - 120 250 - 255 Operating Expense ($/bbl) $ 3.60 $ 2.50 $ 3.50 $ 8.00 $ in millions, unless noted Corporate / System Refining Depreciation $ 75 Corporate Expense $ 55 Interest Expense before Interest Income $ 25 Tax Rate 38%

1Q 2008 Benchmark Crack Spreads* Group 3 California Pacific Northwest * See appendix for crack spread detail G3 1/1/2008 1/2/2008 1/3/2008 1/4/2008 1/5/2008 1/6/2008 1/7/2008 1/8/2008 1/9/2008 1/10/2008 1/11/2008 1/12/2008 1/13/2008 1/14/2008 1/15/2008 1/16/2008 1/17/2008 1/18/2008 1/19/2008 1/20/2008 1/21/2008 1/22/2008 1/23/2008 1/24/2008 1/25/2008 1/26/2008 1/27/2008 1/28/2008 1/29/2008 1/30/2008 1/31/2008 2/1/2008 2/2/2008 2/3/2008 2/4/2008 2/5/2008 2/6/2008 2/7/2008 2/8/2008 2/9/2008 2/10/2008 2/11/2008 2/12/2008 2/13/2008 2/14/2008 2/15/2008 2/16/2008 2/17/2008 2/18/2008 2/19/2008 2/20/2008 2/21/2008 2/22/2008 2/23/2008 2/24/2008 2/25/2008 2/26/2008 2/27/2008 2/28/2008 3/1/2008 3/2/2008 3/3/2008 3/4/2008 3/5/2008 3/6/2008 3/7/2008 3/8/2008 3/9/2008 3/10/2008 3/11/2008 3/12/2008 3/13/2008 3/14/2008 3/15/2008 3/16/2008 3/17/2008 3/18/2008 3/19/2008 3/20/2008 3/21/2008 3/22/2008 3/23/2008 3/24/2008 3/25/2008 3/26/2008 3/27/2008 3/28/2008 3/29/2008 3/30/2008 3/31/2008 2004 5.9 5.9 5.9 5.9 5.91 5.93 5.4 6.13 7.09 7.09 7.09 6.56 6.41 5.53 4.44 5.13 5.13 5.13 5.13 5.47 6.97 7.74 6.86 6.86 6.86 6.14 6.15 6.47 6.79 5.86 5.86 5.86 6.39 6.57 6.91 7.43 6.56 6.56 6.56 6.46 6.92 6.74 7.1 7.35 7.35 7.35 7.35 7.35 6.95 6.48 5.28 5.28 5.28 5.68 5.49 6.2 8.85 8.55 8.55 8.55 8.48 8.37 7.49 7.09 7.07 7.07 7.07 6.52 6.1 6.44 7.16 7.04 7.04 7.04 7.3 6.94 7.7 7.71 7.62 7.62 7.62 7.41 8.02 8.36 8.44 9.25 9.25 9.25 9.07 9.6 2005 3.538 3.538 4.555 4.9805 5.7345 5.9075 5.961 5.961 5.961 5.771 5.074 4.8375 4.9565 5.322 5.322 5.322 5.322 4.9535 5.825 6.07 6.4655 6.4655 6.4655 6.588 7.429 8.165 7.971 7.443 7.443 7.443 6.792 7.767 7.4465 6.6715 6.425 6.425 6.425 5.716 6.0615 7.172 8.0935 7.307 7.307 7.307 7.091 6.769 7.311 6.453 6.7605 6.7605 6.7605 6.7605 7.184 8.7455 7.913 7.5095 7.5095 7.5095 6.99 7.0215 8.816 8.7565 9.0375 9.0375 9.0375 9.0175 9.376 9.332 8.911 9.5845 9.5845 9.5845 8.9325 9.174 9.3725 9.855 9.613 9.613 9.613 10.5365 12.289 16.198 13.556 13.556 13.556 13.556 12.621 12.394 13.728 14.575 2006 11.22 11.22 10.55 11.17 11.15 9.4 9.4 9.4 7.06 4.24 1.99 5.09 6.34 6.34 6.34 6.34 5.77 4.55 4.04 5.52 5.52 5.52 6.8 6.19 5.46 4.43 5.25 5.25 5.25 6.85 5.73 5.36 4.65 5.29 5.29 5.29 4.46 5.29 5.07 4.97 4.07 4.07 4.07 3.93 6.84 8.88 8.93 10.66 10.66 10.66 10.66 10.03 11.92 12.97 10.49 10.49 10.49 10.34 11.23 12.38 13.78 15.22 15.22 15.22 13.57 13.21 14.88 15.35 14.68 14.68 14.68 15.79 18.6 17.59 17.36 16.06 16.06 16.06 16.32 16.9 13.96 14.64 14.1 14.1 14.1 14.49 15.69 16.95 16.59 16.2 2007 8.05 8.05 9.1 8.8 8.48 8.48 8.48 7.63 8.13 7.88 7.29 8.29 8.29 8.29 8.29 7.66 6.66 7.71 8.49 8.49 8.49 8.83 9.8 9.62 9.66 9.43 9.43 9.43 9.56 10.3 9.42 9.22 9.68 9.68 9.68 9.67 10.41 10.38 11.03 11.64 11.64 11.64 11.22 12.33 12.99 12.71 13.77 13.77 13.77 13.77 14.88 15.92 17.78 17.59 17.59 17.59 16.96 19.05 18.7 19.77 19.11 19.11 19.11 19.3 19.04 19.76 21.66 22.13 22.13 22.13 23.75 25.16 24.63 23.35 24 24 24 25.7 23.68 22.79 21.95 21.96 21.96 21.96 24.06 24.06 22.8 22.99 22.85 22.85 2008 8.51 8.66 7.44 7.55 7.55 7.55 7.22 8.07 7.29 6.32 5.86 5.86 5.86 6.08 5.81 5.89 6.96 8.67 8.67 8.67 8.67 8.23 9.87 8.58 10.19 10.19 10.19 10.27 10.29 10.88 11.23 11.07 11.07 11.07 11.46 11.59 11.83 11.7 11.23 11.23 11.23 10.91 10.2 10.85 11.78 12.14 12.14 12.14 12.14 13.13 11.6 12.18 12.04 12.04 12.04 12.73 11.96 10.69 9.53 11.01 11.01 11.01 11.22 10.06 11.14 11.17 11.84 11.84 11.84 10.64 9.96 8.53 8.1 8.59 8.59 8.59 7.07 8.87 9.51 12.31 12.31 12.31 12.31 15.65 14.54 13.08 12.2 13.69 13.69 13.69 5-Year Range 11.22 11.22 10.55 11.17 11.15 9.4 9.4 9.4 8.13 7.88 7.29 8.29 8.29 8.29 8.29 7.66 6.96 8.67 8.67 8.67 8.67 8.83 9.87 9.62 10.19 10.19 10.19 10.27 10.29 10.88 11.23 11.07 11.07 11.07 11.46 11.59 11.83 11.7 11.23 11.64 11.64 11.64 11.22 12.33 12.99 12.71 13.77 13.77 13.77 13.77 14.88 15.92 17.78 17.59 17.59 17.59 16.96 19.05 18.7 19.77 19.11 19.11 19.11 19.3 19.04 19.76 21.66 22.13 22.13 22.13 23.75 25.16 24.63 23.35 24 24 24 25.7 23.68 22.79 21.95 21.96 21.96 21.96 24.06 24.06 22.8 22.99 22.85 22.85 Min 3.54 3.54 4.56 4.98 5.73 5.91 5.4 5.96 5.96 4.24 1.99 4.84 4.96 5.32 4.44 5.13 5.13 4.55 4.04 5.47 5.52 5.52 6.47 6.19 5.46 4.43 5.25 5.25 5.25 5.86 5.73 5.36 4.65 5.29 5.29 5.29 4.46 5.29 5.07 4.97 4.07 4.07 4.07 3.93 6.84 6.77 7.31 6.45 6.76 6.48 5.28 5.28 5.28 5.68 5.49 6.2 7.51 7.51 6.99 7.02 8.48 8.37 7.49 7.09 7.07 7.07 7.07 6.52 6.1 6.44 7.16 7.04 7.04 7.04 7.3 6.94 7.07 7.71 7.62 7.62 7.62 7.41 8.02 8.36 8.44 9.25 9.25 9.25 9.07 9.6 PNW 1/1/2008 1/2/2008 1/3/2008 1/4/2008 1/5/2008 1/6/2008 1/7/2008 1/8/2008 1/9/2008 1/10/2008 1/11/2008 1/12/2008 1/13/2008 1/14/2008 1/15/2008 1/16/2008 1/17/2008 1/18/2008 1/19/2008 1/20/2008 1/21/2008 1/22/2008 1/23/2008 1/24/2008 1/25/2008 1/26/2008 1/27/2008 1/28/2008 1/29/2008 1/30/2008 1/31/2008 2/1/2008 2/2/2008 2/3/2008 2/4/2008 2/5/2008 2/6/2008 2/7/2008 2/8/2008 2/9/2008 2/10/2008 2/11/2008 2/12/2008 2/13/2008 2/14/2008 2/15/2008 2/16/2008 2/17/2008 2/18/2008 2/19/2008 2/20/2008 2/21/2008 2/22/2008 2/23/2008 2/24/2008 2/25/2008 2/26/2008 2/27/2008 2/28/2008 3/1/2008 3/2/2008 3/3/2008 3/4/2008 3/5/2008 3/6/2008 3/7/2008 3/8/2008 3/9/2008 3/10/2008 3/11/2008 3/12/2008 3/13/2008 3/14/2008 3/15/2008 3/16/2008 3/17/2008 3/18/2008 3/19/2008 3/20/2008 3/21/2008 3/22/2008 3/23/2008 3/24/2008 3/25/2008 3/26/2008 3/27/2008 3/28/2008 3/29/2008 3/30/2008 3/31/2008 2004 7.7 7.7 7.7 7.7 8.03 10.51 9.6 9.45 9.65 9.65 9.65 8.97 8.37 7.7 7.12 6.26 6.26 6.26 6.26 6.63 7.67 8.1 8.31 8.31 8.31 8.05 8.56 9.02 9.63 9.59 9.59 9.59 9.79 10.21 10.39 10.24 10.6 10.6 10.6 10.54 9.45 9.45 10.21 10.14 10.14 10.14 10.14 10.35 12.33 12.86 12.97 12.97 12.97 13.88 14.15 13.55 16.08 15.18 15.18 15.18 14.97 14.03 11.23 10.35 9.66 9.66 9.66 9.21 8.73 8.16 8.35 8.37 8.37 8.37 8.22 8.27 8.84 9.34 9.29 9.29 9.29 9.24 9.95 10.42 11.82 11.94 11.94 11.94 13.45 14.61 2005 11.125 11.125 10.192 9.459 10.283 10.8095 10.7825 10.7825 10.7825 11.121 10.613 10.653 10.73 11.211 11.211 11.211 11.211 10.9825 11.9835 12.708 13.2505 13.2505 13.2505 13.261 14.179 14.761 14.7 15.516 15.516 15.516 14.0005 13.3465 14.692 15.744 15.403 15.403 15.403 15.156 15.82 16.983 18.3385 19.512 19.512 19.512 19.072 20.8945 20.5475 21.1305 20.185 20.185 20.185 20.185 18.9065 19.971 20.3345 20.777 20.777 20.777 20.429 19.3715 20.8615 20.55 20.1205 20.1205 20.1205 19.124 17.876 18.308 17.9885 15.932 15.932 15.932 17.0475 16.7955 16.791 18.222 17.21 17.21 17.21 17.722 20.309 24.895 22.244 22.244 22.244 22.244 21.0395 21.8465 22.818 23.3095 2006 14.3 14.3 14.87 15.36 15.56 15.22 15.22 15.22 15.67 14.71 12.73 11.77 11.49 11.49 11.49 11.49 12.14 10.77 9.03 8.43 8.43 8.43 8.89 6.98 5.71 5.39 6.11 6.11 6.11 6.45 5.17 6.24 6.48 7.01 7.01 7.01 6.32 7.12 5.64 4.76 4.16 4.16 4.16 4.3 4.52 6.34 7.87 11.68 11.68 11.68 11.68 10.22 12.61 17.55 14.7 14.7 14.7 15.08 16.06 17.77 18.77 20.7 20.7 20.7 19.11 18.93 20.05 20.74 20.1 20.1 20.1 20.23 22.11 20.89 20.34 20.01 20.01 20.01 21.17 21.76 18.02 18.95 18.47 18.47 18.47 18.42 20.11 20.46 21.2 21.58 2007 20.86 20.86 21.58 22.7 20.7 20.7 20.7 20.3 20.71 20.16 19.4 20.3 20.3 20.3 20.3 17.46 16.4 16.08 14.54 14.54 14.54 13.97 13.67 12.51 12.75 12.88 12.88 12.88 13.21 15.39 13.55 14.05 15 15 15 16.29 17.31 18.3 18.73 21.45 21.45 21.45 22.41 23.53 23.23 22.14 22.36 22.36 22.36 22.36 22.15 22.54 24.31 24.33 24.33 24.33 23.42 25.64 25.79 26.3 26.65 26.65 26.65 26.11 26.99 27.59 29.2 29.83 29.83 29.83 30.85 30.71 30.79 29.76 30.36 30.36 30.36 32.14 30.34 29.73 27.03 29.65 29.65 29.65 30.34 30 29 29.57 29.09 29.09 2008 13.3 12.8 12.13 11.47 11.47 11.47 8.94 9.29 8.11 4.59 6.8 6.8 6.8 7.21 5.1 5.49 4.49 6.4 6.4 6.4 6.4 5.82 6.33 5.35 8.69 8.69 8.69 8.49 8.62 10.55 11.23 12.79 12.79 12.79 13.01 14.52 14.34 14.68 14.04 14.04 14.04 13.36 13.69 15.89 16.49 17.67 17.67 17.67 17.67 18.17 17.06 18.4 18.04 18.04 18.04 18.74 18.17 17.72 15.99 17.88 17.88 17.88 18.47 17.24 17.75 17.91 18.08 18.08 18.08 16.62 16.57 15.85 14.49 14.38 14.38 14.38 12.06 12 13.76 16.91 16.91 16.91 16.91 18.57 17.81 14.4 13.71 14.87 14.87 14.87 5-Year Range 20.86 20.86 21.58 22.7 20.7 20.7 20.7 20.3 20.71 20.16 19.4 20.3 20.3 20.3 20.3 17.46 16.4 16.08 14.54 14.54 14.54 13.97 13.67 13.26 14.18 14.76 14.7 15.52 15.52 15.52 14 14.05 15 15.74 15.4 16.29 17.31 18.3 18.73 21.45 21.45 21.45 22.41 23.53 23.23 22.14 22.36 22.36 22.36 22.36 22.15 22.54 24.31 24.33 24.33 24.33 23.42 25.64 25.79 26.3 26.65 26.65 26.65 26.11 26.99 27.59 29.2 29.83 29.83 29.83 30.85 30.71 30.79 29.76 30.36 30.36 30.36 32.14 30.34 29.73 27.03 29.65 29.65 29.65 30.34 30 29 29.57 29.09 29.09 Min 7.7 7.7 7.7 7.7 8.03 10.51 8.94 9.29 8.11 4.59 6.8 6.8 6.8 7.21 5.1 5.49 4.49 6.26 6.26 6.4 6.4 5.82 6.33 5.35 5.71 5.39 6.11 6.11 6.11 6.45 5.17 6.24 6.48 7.01 7.01 7.01 6.32 7.12 5.64 4.76 4.16 4.16 4.16 4.3 4.52 6.34 7.87 10.35 11.68 11.68 11.68 10.22 12.61 13.88 14.15 13.55 14.7 15.08 15.18 15.18 14.97 14.03 11.23 10.35 9.66 9.66 9.66 9.21 8.73 8.16 8.35 8.37 8.37 8.37 8.22 8.27 8.84 9.34 9.29 9.29 9.29 9.24 9.95 10.42 11.82 11.94 11.94 11.94 13.45 14.61 WC 1/1/2008 1/2/2008 1/3/2008 1/4/2008 1/5/2008 1/6/2008 1/7/2008 1/8/2008 1/9/2008 1/10/2008 1/11/2008 1/12/2008 1/13/2008 1/14/2008 1/15/2008 1/16/2008 1/17/2008 1/18/2008 1/19/2008 1/20/2008 1/21/2008 1/22/2008 1/23/2008 1/24/2008 1/25/2008 1/26/2008 1/27/2008 1/28/2008 1/29/2008 1/30/2008 1/31/2008 2/1/2008 2/2/2008 2/3/2008 2/4/2008 2/5/2008 2/6/2008 2/7/2008 2/8/2008 2/9/2008 2/10/2008 2/11/2008 2/12/2008 2/13/2008 2/14/2008 2/15/2008 2/16/2008 2/17/2008 2/18/2008 2/19/2008 2/20/2008 2/21/2008 2/22/2008 2/23/2008 2/24/2008 2/25/2008 2/26/2008 2/27/2008 2/28/2008 3/1/2008 3/2/2008 3/3/2008 3/4/2008 3/5/2008 3/6/2008 3/7/2008 3/8/2008 3/9/2008 3/10/2008 3/11/2008 3/12/2008 3/13/2008 3/14/2008 3/15/2008 3/16/2008 3/17/2008 3/18/2008 3/19/2008 3/20/2008 3/21/2008 3/22/2008 3/23/2008 3/24/2008 3/25/2008 3/26/2008 3/27/2008 3/28/2008 3/29/2008 3/30/2008 3/31/2008 2004 8.46 8.46 8.46 8.46 8.89 9.01 8.72 8.68 8.17 8.17 8.17 7.56 7.88 6.63 6.18 6.15 6.15 6.15 6.15 7.96 9.06 9.89 9.93 9.93 9.93 10.31 10.36 11.32 11.86 11.58 11.58 11.58 12.92 14.86 15.58 15.74 17.61 17.61 17.61 17.03 17.35 17.28 16.73 17.01 17.01 17.01 17.01 17.95 19.51 20.7 21.37 21.37 21.37 22.33 22.79 22.47 22.81 22.22 22.22 22.22 19.61 18.23 16.47 16.68 15.1 15.1 15.1 13.49 13.11 11.9 12.29 12.91 12.91 12.91 12.17 12.16 12.98 13.03 13.67 13.67 13.67 13.24 16.19 18.23 18.4 19.99 19.99 19.99 21.11 22 2005 13.89 13.89 12.99 12.79 12.39 12.34 12.45 12.45 12.45 11.96 11.93 11.57 13.83 13.45 13.45 13.45 13.45 14.27 15.9 16.25 16.64 16.64 16.64 17.27 17.53 18.52 18.74 19.35 19.35 19.35 19.28 17.73 17.21 17.1 18.88 18.88 18.88 20.28 21.35 22.73 23.1 21.43 21.43 21.43 21.2 21.52 21.11 20.21 19.98 19.98 19.98 19.98 21.71 22.44 22.03 20.65 20.65 20.65 20.21 18.92 20.48 19.29 19.18 19.18 19.18 18.94 19.8 19.23 18.2 18.55 18.55 18.55 18.05 18.33 18.49 19.77 20.54 20.54 20.54 21.53 23.97 27.24 25.15 25.15 25.15 25.15 25.67 26.58 27.45 27.96 2006 17.35 17.35 16.92 17.32 16.79 15.96 15.96 15.96 15.9 15.07 13.7 11.9 12.78 12.78 12.78 12.78 14.04 13.16 14.89 16.75 16.75 16.75 19.31 16.36 13.84 13.44 15.29 15.29 15.29 16.27 16.06 15.09 14.11 13.59 13.59 13.59 12.6 12.63 10.05 9.69 9.62 9.62 9.62 10.69 11.34 13 13.56 17.07 17.07 17.07 17.07 17.31 18.94 18.73 15.29 15.29 15.29 14.68 16.14 17.5 18.78 20.5 20.5 20.5 19.62 19.08 21.02 21.13 20.5 20.5 20.5 21.49 23.72 22.51 22.22 21.33 21.33 21.33 22.42 24.1 21.26 21.06 22.03 22.03 22.03 22.58 22.57 24.08 23.68 23.73 2007 22.65 22.65 23.17 23.16 21.21 21.21 21.21 22.37 23.05 20.71 21.9 22.61 22.61 22.61 22.61 21.97 20.72 18.58 19.05 19.05 19.05 24.25 25.62 24.21 24.53 26 26 26 26.32 27.95 26.83 26.56 25.08 25.08 25.08 27.71 28.8 27.42 25.77 32.8 32.8 32.8 28.92 31.24 30.13 28.76 29.61 29.61 29.61 29.61 28.48 30.32 31.79 31.2 31.2 31.2 31.13 32.18 30.25 31.38 32.09 32.09 32.09 32.92 33.67 36.83 42.25 39.01 39.01 39.01 39.75 37.86 39.04 36.16 38.13 38.13 38.13 40.82 38.67 35.38 31.71 37.92 37.92 37.92 39.59 38.65 39.94 38.34 37.76 37.76 2008 14.79 14.08 13 11.88 11.88 11.88 10 7.78 6.03 -0.4 5.87 5.87 5.87 6.51 3.64 5.29 4.22 7.72 7.72 7.72 7.72 4.4 15.18 11.3 14.01 14.01 14.01 13.45 14.33 14.88 14.83 14.93 14.93 14.93 14.48 14.05 13.92 12.51 10.45 10.45 10.45 10.52 14.03 13.45 15.4 16.85 16.85 16.85 16.85 17.86 15.4 20.08 18.87 18.87 18.87 19.81 18.93 17.82 16.41 16.96 16.96 16.96 17.5 15.59 16.24 16.43 17.84 17.84 17.84 16.5 16.54 15.41 13.73 14.06 14.06 14.06 12.71 14.36 16.99 19.52 19.52 19.52 19.52 20.47 19.45 18.25 18.27 21.57 21.57 21.57 5-Year Range 22.65 22.65 23.17 23.16 21.21 21.21 21.21 22.37 23.05 20.71 21.9 22.61 22.61 22.61 22.61 21.97 20.72 18.58 19.05 19.05 19.05 24.25 25.62 24.21 24.53 26 26 26 26.32 27.95 26.83 26.56 25.08 25.08 25.08 27.71 28.8 27.42 25.77 32.8 32.8 32.8 28.92 31.24 30.13 28.76 29.61 29.61 29.61 29.61 28.48 30.32 31.79 31.2 31.2 31.2 31.13 32.18 30.25 31.38 32.09 32.09 32.09 32.92 33.67 36.83 42.25 39.01 39.01 39.01 39.75 37.86 39.04 36.16 38.13 38.13 38.13 40.82 38.67 35.38 31.71 37.92 37.92 37.92 39.59 38.65 39.94 38.34 37.76 37.76 Min 8.46 8.46 8.46 8.46 8.89 9.01 8.72 7.78 6.03 -0.4 5.87 5.87 5.87 6.51 3.64 5.29 4.22 6.15 6.15 7.72 7.72 4.4 9.93 9.93 9.93 10.31 10.36 11.32 11.86 11.58 11.58 11.58 12.92 13.59 13.59 13.59 12.6 12.51 10.05 9.69 9.62 9.62 9.62 10.69 11.34 13 13.56 16.85 16.85 17.07 15.4 17.31 18.87 18.73 15.29 15.29 15.29 14.68 16.14 16.96 16.96 16.96 16.47 15.59 15.1 15.1 15.1 13.49 13.11 11.9 12.29 12.91 12.91 12.91 12.17 12.16 12.71 13.03 13.67 13.67 13.67 13.24 16.19 18.23 18.4 18.25 18.27 19.99 21.11 21.57

System Overview 1Q 2007 2Q 20007 3Q 2007 4Q 2007 1Q 2008* Throughput 464.9 561.9 543.8 535 489 Utilization 0.83 1.01 0.97 0.96 0.89 Throughput & Utilization* 1Q 2007 Energy Catalyst & Chemicals Other 1Q 2008* 1Q 2007 187 187 207 213 216 Bridge 21 6 2 Operating Expense Operational Results Utilization up 6% year-on-year Planned downtime at Anacortes and Golden Eagle during 1Q 2008 Opex Increases Due to Rising Energy Costs 70% of the Opex increase Ex-LAR is associated with energy costs Remainder attributed to catalyst and chemicals Slight labor increase offset by maintenance expense reductions * Throughput and Opex data are ex-Los Angeles Refinery

1Q 2008 Operating Income 1Q 2007* 2007 Turnaround Opex Other Market 1Q 2008 Ex-LAR LAR 1Q 2008 1Q 2007 245 245 380 360 360 -80 -80 -115 Bridge 165 30 20 -80 -35 $ in millions * 1Q 2007 results do not include Los Angeles Refinery

Golden Eagle Coker Modification Update Cost $610 million* Start of Turnaround/Tie-in March 16, 2008 Length of Turnaround/Tie-in 43 days Start-Up of Delayed Coker April 28, 2008 * Includes Capitalized Interest & Labor

Los Angeles Refinery Initiatives Continued focus on system synergies Further optimize crude supply Unwind Shell domestic contracts Expand crude slate to include more foreign barrels Increase distillate production capability and shift conventional to CARBOB gasoline make Reduce operating expenses

Hawaii Initiatives Crude Optimization Shift in feedstock slate towards light, sour and heavy, sweet crudes Product Supply Optimization Increase on-island sales volumes, reducing shipments to the West Coast Energy Optimization Completion of electrical substation improves reliability Controls modernization project 50% complete

Generating Cash in 2008 to Reduce Debt and Fund Capital Program Aggressively Reducing Costs Targeting cost of goods sold, operating expenses, and administrative costs Optimizing Working Capital Currently reevaluating the right days of supply in this market environment Prioritizing Capital Expenditures 2008 Capital Program target at $870 million from $1.1 billion

1Q 2008 Earnings May 7, 2008

Appendix

Crack Spread Detail West Coast 3-2-1 San Francisco CARB Unleaded Gasoline x 2 San Francisco CARB Diesel x 1 ANS Long Beach Crude x 3 PNW 5-3-1-1 Seattle Unleaded Gasoline x 3 Seattle LS Diesel x 1 Los Angeles Jet x 1 ANS Long Beach Crude x 5 Group 3 3-2-1 Group 3 Unleaded Gasoline x 2 Group 3 LS Diesel x 1 WTI Cushing Crude x 3

Throughput by Refining Segment 1Q 2007 1Q 2008 Guidance 1Q 2008 Actual 2007 Planned 171 160 160 Pacific Northwest 1Q 2007 1Q 2008 Guidance 1Q 2008 Actual 83.4 75 67 Mid-Pacific 1Q 2007 1Q 2008 Guidance 1Q 2008 Actual 2007 Planned 99.7 105 107 Mid-Continent 1Q 2007* 1Q 2008 Guidance 1Q 2008 Actual 111 230 259 California * Purchased LAR in 2Q2007, GER in turnaround during 1Q 2007

Operating Expense by Refining Segment 1Q 2007 1Q 2008 Guidance 1Q 2008 Actual 2007 Planned 2.94 4.2 4.25 Pacific Northwest 1Q 2007 1Q 2008 Guidance 1Q 2008 Actual 2.07 2.5 3.08 Mid-Pacific 1Q 2007 1Q 2008 Guidance 1Q 2008 Actual 2007 Planned 3.35 3.7 3.57 Mid-Continent 1Q 2007* 1Q 2008 Guidance 1Q 2008 Actual 9.37 7.55 7.22 California * Purchased LAR in 2Q 2007, GER in turnaround during 1Q 2007